Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,551.77
Total Fee Amount	0.00
Total Transaction Valuation	16,667,331.00
Total Offset Amount	0.00
Net Fee	$ 0.00